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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          July 6, 1999
                                                --------------------------------


                           REGISTRY MAGIC INCORPORATED
             (Exact name of registrant as specified in its charter)

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
                 FLORIDA                         0-24283                                   65 062 3427
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(State or other jurisdiction                (Commission File                            (IRS Employer
 or incorporation)                               Number)                                Identification No.)
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         One South Ocean Boulevard, Suite 206, Boca Raton, Florida 33486
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code         (561) 367-0408
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         Effective July 6, 1999, Registry Magic Incorporated and Walt Nawrocki mutually agreed that Mr. Nawrocki will no longer serve as our Chief Executive Officer, President and Director. The Company also formed a Management Committee headed by Board member Bruce Carlsmith to manage the day-to-day operations of the Company as the search for a new Chief Executive Officer commences.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REGISTRY MAGIC INCORPORATED

                                       By: /s/ Bruce Carlsmith
                                           -----------------------------------
                                           Bruce Carlsmith
                                           Acting Principal Executive Officer

DATED: July 9, 1999






















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